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                                                                   Exhibit 10.78

                        SHAREHOLDERS AND OPTION AGREEMENT

                                      DATED

                                16 OCTOBER, 2000

                     Light Power Telecommunications Limited

                                       and

                            DPBB (Thailand) Limited

                                       and

                            PKNS (Thailand) Limited

                            ------------------------

                                  in respect of
                             PKNS (Thailand) Limited

                            ------------------------

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THIS SHAREHOLDERS AND OPTION AGREEMENT (this "Agreement") is made the 16th day of October, 2000:

BETWEEN:

A. Light Power Telecommunications Limited, a company incorporated in Mauritius whose registered office is at Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius ("Light Power");

B. DPBB (Thailand) Limited, a company incorporated in Thailand whose registered office is at 22nd-25th Floor, 990 Rama IV Road, Silom, Bangrak, Bangkok 10500, Thailand ("DPBB"); and

C. PKNS (Thailand) Limited, a company incorporated in Thailand whose registered office is at 22nd-25th Floor, 990 Rama IV Road, Silom, Bangrak, Bangkok 10500, Thailand (the "Company").

     (Each of the aforesaid shall be referred to as "Party" and collectively as "Parties")

WHEREAS:

A. The Company has been incorporated with the main object of investing in Thai companies that carry out activities relating to the telecommunications sector.

B. On or before the Effective Date, the registered share capital of the Company will be one million Baht (Baht 1,000,000) divided into 49,000 ordinary shares of par value Baht 10 each (the ""A" Shares") and 51,000 preference shares of par value Baht 10 each (the "B" Shares").

C. On or before the Effective Date, Light Power will hold all of the "A" Shares, being 49% of the share capital of the Company and DPBB will hold all of the "B" Shares (other than 5 "B" Shares which will be held by the persons named in the register of members of the Company), being the balance of 51% of the share capital of the Company.

D. The Parties have entered into this Agreement to confirm their understanding regarding the regulation of the affairs and management of the Company, and the relationship between its shareholders, and to provide for Light Power's option to acquire an additional interest in the Company.

NOW THEREFORE, in consideration of the mutual covenants and obligations herein contained, the Parties hereby agree as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this Agreement, the following words and expressions shall, except where the context otherwise requires, have the following meanings:

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     ""A" Shares" means ordinary shares of par value Baht 10 each in the capital of the Company, giving the voting and other rights set forth in the Articles;

     "Affiliate" when used with reference to any corporate entity shall mean another company controlled by, controlling or under common control with that entity. For the purposes of this definition, "control" means either
     (i) the ownership (directly or indirectly) of more than twenty percent (20%) of the voting shares or comparable interests in such entity or other company, as the case may be; or (ii) the right to elect the majority of the directors of such entity or other company, as the case may be.

     "AGM" means an annual general meeting of the Company;

     "Alternate Director" is defined in Clause 6.6;

     "Articles" means the Articles of Association of the Company from time to time;

     ""B" Shares" means preference shares of par value Baht 10 each in the capital of the Company, giving the voting and other rights set forth in the Articles;

     "Board" means the board of directors of the Company;

     "Business" means the business of the Company, being investments relating to the telecommunications sector in Thailand and matters incidental thereto;

     "Business Day" means a day on which scheduled banks are open for business in Thailand;

     "Chairman" is defined in Clause 6.4;

     "Director" means a director of the Company from time to time and includes an Alternate Director;

     "DPBB Shares" means all the Shares to be held by DPBB from time to time;

     "Effective Date" means the date on which completion occurs under the Share Purchase Agreement;

     "EGM" means an extraordinary general meeting of the Company;

     "Equity Contribution" is defined in Clause 3.2;

     "Event of Default" is defined in Clause 8.2(a);

     "Light Power Advance" means any sum advanced by Light Power to DPBB to enable DPBB to subscribe for "B" Shares, and includes any advance made prior to the Effective Date;

     "Light Power Loan" means the aggregate of all Light Power Advances from time to time;

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     "Light Power Shares" means the "A" Shares to be held by Light Power, constituting 49% of the registered share capital of the Company on or before the Effective Date, and includes any further Shares issued or Transferred to Light Power from time to time;

     "Offeror" is defined in Clause 4.3(a);

     "Offeree" is defined in Clause 4.3(a);

     "Person" shall mean any natural person, limited or unlimited liability company, corporation, general partnership, limited partnership, governmental, regulatory or legal body or any other entity, business organisation or authority;

     "Pledge" means the pledge dated the date of this Agreement providing for the pledge by DPBB to Light Power of all the DPBB Shares;

     "Sectoral Cap" shall mean the maximum prescribed limits of foreign investment imposed by the Government of Thailand from time to time in the sector(s) in which the Company is carrying on business;

     "Share" or "Shares" means, as applicable, "A" Share(s) and/or "B" Share(s);

     "Shareholder" means a holder of Shares in the Company;

     "Share Purchase Agreement" means the Share Purchase Agreement of even date between i-Mobile Holdings Co. Limited, Tawan Telecom Co., Ltd, Telecom Connections Limited, JB Power International Group Limited and others providing for the purchase by i-Mobile Holdings Co. Limited of 975,000 shares in the capital of Tawan Mobile Telecom Co., Limited;

     "Termination Notice" is defined in Clause 8.2;

     "Transfer" means to transfer, sell, grant an option or warrant, assign, pledge, hypothecate, create a security interest in or lien on, place in trust (voting or otherwise), transfer by operation of law or in any other way subject to any encumbrance or dispose of, whether or not voluntarily. "Transferred" shall be construed accordingly;

     "Transfer Notice" is defined in Clause 4.3; and

     "Transfer Price" means the price specified in Clause 4.4.

1.2  Interpretation

     In this Agreement, unless the context otherwise requires:

     (a) words denoting the singular number shall include the plural and vice versa;

     (b) words denoting a person shall include an individual, corporation, company, partnership, trust or other entity;

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     (c)  headings and bold typeface are only for convenience and shall be ignored for the purposes of interpretation;

     (d) references to the word "include" or "including" shall be construed without limitation;

     (e) references to this Agreement or to any other agreement, deed or other instrument shall be construed as a reference to such agreement, deed or other instrument as the same may from time to time be amended, varied, supplemented or noted;

     (f) reference to any party to this Agreement or any other agreement or deed or other instrument shall include its successors or permitted assigns;

     (g) a reference to an article, clause, paragraph or schedule is, unless indicated to the contrary, a reference to an article, clause, paragraph or schedule of this Agreement;

     (h) the schedule to this Agreement forms an integral part of this Agreement.

2.   CONDITIONS PRECEDENT

     This Agreement shall come into effect on the Effective Date but is conditional upon receipt of certified true copies of all and any resolutions authorising each Party respectively to enter into this Agreement and sign and do all necessary acts incidental thereto.

3.   SHARE CAPITAL OF THE COMPANY

3.1  Issued Share Capital

     On or before the Effective Date the registered share capital of the Company shall be held in the proportion of 49% by Light Power (represented by "A" Shares) and 51% by DPBB (represented by "B" Shares) (less 5 "B" Shares which are held by the persons named in the register of members of the Company from time to time).

3.2  Additional Capital Contributions

     The Board may from time to time call for and issue additional capital contributions for funding the Business or the operations or growth of the Company. Any such call shall not be in breach of the Sectoral Caps. Such additional capital shall be provided by way of shareholder loans or subscriptions for additional shares ("Equity Contributions") or any other manner which the Board determines to be appropriate. If the Board calls for additional capital by way of Equity Contributions, the Parties shall subscribe for Shares in proportion to their respective shareholding in the Company and to maintain the shareholding pattern referred to in Clause 3.3.

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3.3  Shareholding Pattern

     Unless otherwise agreed between the Parties, they shall maintain a ratio in the registered share capital of the Company of 49:51 between Light Power and DPBB respectively.

3.4  Light Power Advances

     If the Board makes a call for Equity Contributions, Light Power shall make an advance to DPBB of the sum required for DPBB to subscribe for additional "B" Shares and to maintain the shareholding pattern referred to in Clause
     3.3. DPBB shall sign a receipt evidencing such advance and deliver such document to Light Power for record.

     On or before the Effective Date, Light Power has made Light Power Advances in an aggregate amount of Baht 127,500.

3.5  Terms of Light Power Loan

     (a) The Light Power Loan shall be interest-free and shall be repaid in the manner described in Clause 4.4.

     (b) Light Power shall keep a record of all Light Power Advances made under this Agreement (and accordingly the principal amount of the Light Power Loan). In the absence of manifest error, Light Power's records shall be conclusive and binding. Light Power shall send DPBB an updated copy of such records on each occasion that a Light Power Advance is made and at any other time that DPBB shall request. DPBB shall sign such copy to acknowledge the receipt of the Advances and in acknowledgement of the accuracy of the records and deliver the same to Light Power as soon as practicable.

3.6  Pledge

     On the date hereof, DPBB shall duly execute the Pledge and all other ancillary documents requested by Light Power as security for the Light Power Loans.

4.   TRANSFERS OF SHARES IN THE COMPANY

4.1  Restrictions on Transfer

     Except as otherwise provided in this Agreement, or as otherwise agreed between the Parties;

     (a) any Transfer of Shares shall be subject to the provisions of this Clause 4.

     (b) no Transfer of any Shares shall be made which would result in any breach of the Sectoral Cap.

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4.2  Put Option and Call Options

     (a) DPBB shall have the right to require Light Power to purchase the DPBB Shares in accordance with the procedure laid down in Clause 4.3 at the Transfer Price specified in Clause 4.4.

     (b) Light Power shall have the right at any time to purchase the DPBB Shares in accordance with the procedure laid down in Clause 4.3 at the Transfer Price specified in Clause 4.4.

     (c) Light Power may designate a third party as purchaser of the DPBB Shares which, to the extent required by the Sectoral Cap, shall be a Thai Person.

4.3  Transfer Procedure

     (a) The exercise of any option specified in Sections 4.2, shall be by a written notice ("Transfer Notice") from the party exercising such option ("Offeror") to the other Party ("Offeree"). The effective date of exercise of the relevant option shall be the date of the Transfer Notice. Any sale or acquisition pursuant to a Transfer Notice shall be completed within the periods stipulated by Clause 4.3(c) or such other extended time which may be required to comply with applicable laws (including the obtaining of requisite approvals).

     (b) Any notice given by Light Power (or response to any notice from DPBB) shall stipulate the name of any third party designated to purchase or take a transfer of the DPBB Shares in question.

     (c) Any Transfer of the Shares shall, subject to any agreement between the Parties to the contrary and Clause 4.3(a), be completed within a period of 14 days from the Transfer Notice in question.

     (d) If, in relation to the DPBB Shares, the Offeree fails to comply with the provisions of this Clause 4 within the specified time limits, the Offeree shall be deemed to have irrevocably appointed the Company as its attorney to deal with the matter in accordance with the directions of the Offeror. The Offeree hereby agrees to abide by the directions of the Offeror and undertakes to do or procure all necessary things and execute all necessary forms, documents and agreements to implement such directions.

4.4  Transfer Price

     The Transfer Price on any Transfer of the DPBB Shares pursuant to this Agreement shall be the cost incurred by DPBB in acquiring the DPBB Shares to be Transferred pursuant to the Transfer Notice. The Transfer Price for the DPBB Shares shall be paid by the cancellation of that part of DPBB's indebtedness under the Light Power Loans which was incurred for the acquisition of the DPBB Shares to be Transferred.

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4.5  Repayment of Loans etc.

     Upon a Transfer of all the Shares held by DPBB in accordance with the terms of this Agreement:

     (a) DPBB shall repay all loans, loan capital, borrowing and indebtedness in the nature of borrowing owed by it to the Company (together with any accrued interest);

     (b) the Company shall repay all loans, loan capital, borrowing and indebtedness in the nature of borrowing outstanding to the Company from DPBB (together with any accrued interest) ("Indebtedness"), to the extent that any such Indebtedness is not transferred to any purchaser or transferee of Shares in question. The Company may set off any Indebtedness owed by it to DPBB against any amounts owed to it by DPBB at the time of Transfer.

4.6  Other Transfers

     (a) DPBB may not Transfer any of the DPBB Shares, other than pursuant to Clause 4.2 or the Pledge.

     (b) Light Power may Transfer any of the Light Power Shares to any person, provided that prior to any such Transfer:

          (i) Light Power shall provide written notice of such Transfer to DPBB (with a copy to the Company), such notice to specify the name of the to whom the Light Power Shares are to be transferred; and

          (ii) the purchaser shall have unconditionally undertaken to be bound by the terms of this Agreement and shall have executed a deed of adherence to the terms of this Agreement (including the assumption of obligation to make a proportionate amount of Light Power Advances).

     If Light Power Transfers any of the Light Power Shares as provided above, it may in its discretion, simultaneously transfer to the purchaser (a) the right to receive repayment of a proportionate part of the Light Power Loan; and (b) a proportionate part of the rights and obligations in respect of the put and call options granted under Clause 4.2 (to the extent such rights and obligations remain outstanding at the time of Transfer).

     Each Party agrees to take all action reasonably necessary to be taken on its part to effect the Transfer by Light Power of its Shares and its rights and obligations under this Agreement as provided above.

4.7  Stamp Duty

     Save as provided in Clause 8.3, Light Power or its designated person shall be liable to bear and pay the stamp duty for the transfer/purchase of the DPBB Shares.

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5.   SHAREHOLDER MATTERS

5.1  Meetings of Shareholders

     (a) An AGM of the Company shall be held each calendar year, provided that not more than fifteen months shall have elapsed between one AGM and the next. Any meeting of the Shareholders other than an AGM shall be an EGM. The requirements for notices of AGMs or EGMs are contained in the Articles.

     (b) The quorum for an AGM or EGM shall be at least two (2) Shareholders present in person or by proxy representing at least 49% of the total Shares of the Company provided that Light Power or its proxy is present in such meeting. If a proposed AGM or EGM is not validly constituted as required by this sub-clause, or if a quorum is not maintained throughout such meeting, the meeting shall be adjourned to a subsequent day which shall be no later than seven (7) days after the previous adjourned meeting. In the event that no quorum is present at the adjourned meeting, the Shareholder(s) present shall constitute a quorum and proceed with the meeting.

     (c) The Chairman shall be chairman of each AGM or EGM. If the Chairman is not present, the Shareholders present may elect any other Director present as the chairman of the said AGM or EGM. The chairman of the AGM or EGM shall not have a casting vote.

     (d) All resolutions shall, unless otherwise required by Thai laws, be passed by 60% of the total votes represented by the Shares of all the Shareholders present and voting at the AGM or EGM, as the case may be.

6.   BOARD OF DIRECTORS.

6.1  Constitution of the Board

     (a) The Board shall consist of two Directors. The Board shall have the overall responsibility for management at the Company and may appoint and delegate such day to day functions to the Chairman, the Managing Director, or other executive officers of a committee, as it deems fit.

     (b) The appointment or removal of any Director shall be subject to majority approval of the Board.

6.2  Meetings of the Board

     (a) Any meeting of the Board shall be held in accordance with the Articles. The Chairman shall, at the request of any Director, convene a Board meeting by giving at least fourteen (14) Business Days' prior written notice of the meeting (or such shorter period as a majority of the Directors may agree) specifying the place, date and time thereof to the other Directors together with the agenda and details pertaining to the meeting including the nature of the business to be transacted. Notice of the Board meetings shall be given to each Director at the address of the Director provided to the Company for this purpose. The meetings of the Board shall be held in Thailand or any other place as the Board shall decide.

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     (b)  The quorum for any Board meeting shall be two Directors. If the quorum is not present throughout the meeting, then the meeting may be adjourned to a Business Day not less than seven (7) days from the date of the original meeting, on the same day of the week, time and place, unless otherwise notified.

     (c) All decisions of the Board shall be taken by a unanimous vote of the Directors present or represented and voting at a Board meeting.

6.3  Resolutions by circulation or by telephone

     Resolutions of the Board may be passed by circulation, if the resolution has been circulated in draft, together with necessary papers, if any, to all the Directors, and has been approved and signed by all Directors.

     Any Director shall be entitled to participate in a Board meeting by telephone or teleconference (provided that such Director can hear, and be heard by, the other Directors). A Director participating in such manner shall be count towards the quorum of the relevant Board meeting.

6.4  Chairman

     The Chairman shall be appointed by the Board. The Chairman shall chair each Board meeting. The Chairman shall not have a casting vote.

6.5  Managing Director/Manager/Committees

     The Board shall have the power to nominate any Managing Director and other executive officers of the Company, or any committee of the Board, who shall each have such powers as may be decided by the Board from time to time.

6.6  Alternate Director

     Any Director (an "Original Director") may appoint an another Director (an "Alternate Director") to attend and vote at Board meetings for and in place of the Original Director. The Original Director shall notify the Company in writing of the appointment of any Alternate Director, and the revocation of such appointment.

7.   REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

7.1  General

     Each of the Parties severally represents and warrants to the others that as of the date hereof and as of the Effective Date that:

     (a) it has full power and authority to enter into this Agreement and to perform its obligations under this Agreement;

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     (b)  the execution and delivery of this Agreement by it and the performance by such Party of its obligations under this Agreement have been duly and validly authorized by all necessary corporate action on the part of such Party;

     (c) this Agreement constitutes a legal, valid, and binding obligation of that Party and is enforceable against such Party in accordance with its terms;

     (d) the Party is not precluded by the terms of any contract, agreement or other instrument by which it is bound from entering into this Agreement, and the documents and agreements provided for, under this Agreement or the consummation by such Party of the transactions contemplated under this Agreement.

7.2  Corporate Status

     Save as disclosed, each of the Parties severally represents and warrants to the other Party that, as of the date hereof and as of the Effective Date:

     (a) it is duly incorporated and organized and validly existing under the laws of the country of its incorporation; and

     (b) the execution, delivery and performance by it of this Agreement and the compliance by it with the terms and provisions hereof and thereof, will not violate its certificate of incorporation or memorandum or articles of association.

8.   TERM AND TERMINATION

8.1  Term

     This Agreement shall become effective in accordance with Clause 2.1 and shall remain in full force and effect:

     (a)  until terminated by mutual consent of the Parties; or

     (b) until Light Power or DPBB cease to be Shareholders of the Company (except by reason of any Transfer by Light Power to a purchaser as provided in Clause 4.6).

8.2  Termination

     (a)  Each of the following events shall constitute an Event of Default by a
          Party:

          (i) that Party breaches or fails to perform any material term, covenant, agreement or undertaking contained in this Agreement and such breach or failure, if capable of remedy, is not remedied within thirty (30) days after written notice of such breach or failure is received from the other Party; or

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          (ii) any representation or warranty made by that Party in this
               Agreement is found to be false, inaccurate or misleading in any material respect; or

          (iii) that Party is adjudicated or declared bankrupt or insolvent, proposes or makes any arrangement or composition with, or any assignment for the benefit of its creditors or if an administrator or receiver is appointed over any part of the assets of undertaking of such Party.

     (b) Upon the occurrence of an Event of Default, the Party not in default shall be entitled to give notice (a "Default Notice") on the other Party and the obligations of Light Power under Clauses 3.3 and 3.4 shall be deemed to have been terminated with effect from the date of the Default Notice.

8.3  Consequences of Termination

     If the Company suffers any expenses, liabilities or losses as a result of an Event of Default, the defaulting Party shall indemnify the Company for all such expenses, liabilities or losses. The defaulting Party shall also bear all costs and expenses relating to the sale or acquisition of its Shares pursuant to such Event of Default, including registration, transfer and stamp duties.

9.   COVENANTS

     The Parties agree, covenant and undertake with each other:

     (a) not to exercise or fail to exercise any of its voting or other rights in the Company available either under this Agreement or by law, in a manner which may have an adverse effect on the business and operations of the Company or the interests of the other Party;

     (b) not to exercise or fail to exercise any of its voting or other rights in the Company available either under this Agreement or by law, in a manner which may be inconsistent with the terms of this Agreement.

10.  SURVIVAL OF PROVISIONS

10.1 Survival of Representations and Warranties

     The representations and warranties respectively made by the Parties in this Agreement will survive the Effective Date, and will remain in full force and effect until the termination of this Agreement.

10.2 Survival on Termination

     The provisions of Clauses 4, 8.3, 11, 12, and 13 shall survive termination of this Agreement.

11.  CONFIDENTIALITY

     (a)  Each Party shall;

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          (i)  refrain, and will cause its Affiliates and any respective officers, directors, employees, agents, consultants, advisers, and other representatives to refrain, from disclosing to any other Person any confidential documents or confidential information concerning the other Party hereto furnished to it in connection with this Agreement or the transactions contemplated hereby, and

          (ii) will refrain, and will cause its Affiliates and its or their respective officers, directors, employees, agents, and other representatives to refrain, from disclosing to any Person any confidential documents or confidential information concerning the Company unless:

               (A) such disclosure is compelled by judicial or administrative process or by other requirements of law and notice of such disclosure is furnished to such other Party; or

               (B) such confidential documents or information can be shown to have been;

                    (i) known by the Party hereto previous to it receiving such documents or information;

                    (ii) in the public domain through no fault of such receiving
                         Party; or

                    (iii) later acquired by such receiving party from other
                         public sources.

     (b) Each Party shall use its reasonable endeavors to ensure observance of the obligation of confidentiality under this Agreement by all its officers, advisors, employees, servants and agents who have access to the confidential information in the course of their duties. Each Party agrees and undertakes to be responsible to the other Parties, in the event of the breach of the obligation of confidentiality under this Agreement by any of its officers, advisors, employees, servants or agents.

12.  DISPUTE RESOLUTION

12.1 Consultation

     In the case of any dispute arising out of or in connection with this Agreement or its performance, including any question regarding its existence, validity or termination (a "Dispute"), the Parties shall first endeavor to reach an amicable settlement through mutual consultations and negotiations. If the Parties are unable to reach an amicable settlement within 30 days from the date on which the dispute arose (except as to any matter for which express provisions are made in this Agreement), any Party may submit the Dispute to the courts of Thailand for resolution.

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12.2 Referral to courts

     If a Dispute cannot be settled under the provisions of Clause 12.1 it shall be referred to the Thai courts for resolution. Each Party agrees to the jurisdiction of the Thai courts to hear and determine any Dispute.

13.  NOTICES

     (a) All notices or other communication to be given under this Agreement shall be in writing and shall either be personally delivered or sent by registered post, courier, telex or facsimile transmission and shall be addressed for the attention of the persons addressed below:

          If to Light Power:

               Address:   Les Cascades Building,
                          Edith Cavell Street, Port Louis,
                          Mauritius

          With a copy to:

               Address: Hutchison Telecommunciations International Limited 18/F1, Two Harbourfront
                          22 Tak Fung Street
                          Hunghom, Kowloon
                          Hong Kong

               Fax:       +852 2827 1371

               Attention: Group Managing Director

          And

               Address:   Hutchison Whampoa Agency Limited
                          22nd Floor, Hutchison House
                          10 Harcourt Road, Central,
                          Hong Kong

               Fax:       +852 2128 1778

               Attention: Company Secretary

          If to DPBB:

               Address:   25th Floor, Abdulrahim Building
                          990 Rama IV Road
                          Silom, Bangrak
                          Bangkok, Thailand

               Fax:       +662 636 2222

               Attention: Mr. Wisit Kanjanopas

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          With a copy to:

               Address: Hutchison Telecommunications International Limited 18/F1, Two Harbourfront
                          22 Tak Fung Street
                          Hunghom, Kowloon
                          Hong Kong

               Fax:       +852 2827 1371

               Attention: Group Managing Director

          And

               Address:   Hutchison Whampoa Agency Limited
                          22nd Floor, Hutchison House
                          10 Harcourt Road, Central,
                          Hong Kong

               Fax:       +852 2128 1778

               Attention: Company Secretary

          If to the Company:

               Address:   25th Floor, Abdulrahim Building
                          990 Rama IV Road
                          Silom, Bangrak
                          Bangkok, Thailand

               Fax:       +662 636 2222

               Attention: Mr. Wisit Kanjanopas

          With a copy to:

               Address: Hutchison Telecommunications International Limited 18/F1, Two Harbourfront
                          22 Tak Fung Street
                          Hunghom, Kowloon
                          Hong Kong

               Fax:       +852 2827-1371

               Attention: Group Managing Director

          And

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               Address:   Hutchison Whampoa Agency Limited
                          22nd Floor, Hutchison House
                          10 Harcourt Road, Central,
                          Hong Kong

               Fax:       +852 2128 1778

               Attention: Company Secretary

     (b) Any Party may by notice change the address to which such notices and communication are to be delivered or transmitted.

     (c)  A notice shall be deemed to have been served as follows:

          (i)  if personally delivered, at the time of delivery;

          (ii) if sent by registered post or courier, at the time of delivery thereof to the person receiving the same; or

          (iii) if sent by facsimile transmission, at the time of production of a transmission report by the machine from which the facsimile was sent which indicates successful and complete transmission.

14.  MISCELLANEOUS PROVISIONS

14.1 No Waiver

     No waiver of any provision of this Agreement, nor consent to any departure from it by any Party, is effective unless it is in writing. A waiver or consent will be effective only for the purpose for which it was given. No default of delay on the part of any Party in exercising any rights, powers or privileges operates as a waiver of any right, nor does a single or partial exercise of a right preclude any exercise of other rights, powers or privileges. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14.2 Amendment

     No amendment, variation, alteration or modification of this Agreement shall be effective unless made in writing and signed by all the Parties to this Agreement.

14.3 Assignment

     No Party shall assign or Transfer or purport to assign or Transfer any of its rights or obligations under this Agreement (except as provided in Clause 4 and pursuant to the Pledge) without the prior written consent of the other Parties.

14.4 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of Thailand.

14.5 Severability

     If any provision of this Agreement or any part thereof is declared or held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not invalidate this entire Agreement. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law. In the event that such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid, illegal or unenforceable provision.

14.6 Counterparts

     This Agreement is executed in counterparts by each of the Parties and each of the counterparts shall constitute an original but all of them shall constitute only one document.

14.7 Costs

     Each party to this Agreement shall bear and pay its own legal costs and other expenses in connection with the preparation, execution and completion of this Agreement.

14.8 No Agency or Partnership

     (a) This Agreement shall not constitute the appointment of any Party as the legal representative or agent of any other. A Party shall not have right or authority, to assume, create or incur any liability or obligation (express or implied) against, in the name of, or on behalf of the other Party or the Company.

     (b) Nothing in this Agreement creates or constitutes a partnership between the Parties.

     (c) Each Party acknowledges that nothing in this Agreement gives it the right or authority to and undertakes not to represent or hold itself out as representing the other party to this Agreement, whether to bind it contractually or for any other purpose.

14.9 No Third Party Beneficiary

     Nothing expressed or mentioned in this Agreement is intended or will be construed to give any person other than the Parties and their permitted assigns and successors any legal or equitable right remedy or claim under or in respect of this Agreement or any provisions contained in it.

14.10 Set Off

     The Parties shall have the right at any time to set off their debts and/or financial obligations to one another in any manner as may be agreed between the Parties.

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

14.11 Change of Law

     In case of any change in law for the time being in force, the Parties shall discuss in good faith how best to amend this Agreement so as to make its terms consistent with the provisions of such changed law.

IN WITNESS WHEREOF the Parties hereto have entered into this Agreement the day and year first above written.

Signed by
                                         )
                                         )
                                         ) [signature]
For and on behalf of                     ) -------------------------------------
Light Power Telecommunications Limited   )
in the presence of                       )


[signature]
--------------------------------------


Signed by                                )
                                         )
                                         )
For and on behalf of                     )
DPBB (Thailand) Limited                  )
in the presence of                       )


Signed by                                )
                                         )
                                         )
For and on behalf of                     )
PKNS (Thailand) Limited                  )
in the presence of                       )

                                       17